UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-07964

ACM MANAGED DOLLAR INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2009

Date of reporting period: March 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

ACM Managed Dollar Income Fund

March 31, 2009

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein® at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 22, 2009

Semi-Annual Report

This report provides management’s discussion of fund performance for ACM Managed Dollar Income Fund (the “Fund”) for the semi-annual reporting period ended March 31, 2009. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol “ADF.”

Investment Objectives and Policies

The Fund is designed for investors who seek high current income and capital appreciation over a period of years. The Fund normally invests at least 35% of its assets in US corporate fixed-income securities. The balance of the Fund’s investment portfolio will be invested in fixed-income securities issued or guaranteed by foreign governments and non-US corporate fixed-income securities. Substantially all of the Fund’s assets will be invested in high-yield, high-risk securities rated below investment-grade and considered to be predominantly speculative. For more information regarding the Fund’s risks, please see “A Word About Risk” on pages 4-5 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 39-40.

Investment Results

The table on page 6 shows the Fund’s performance compared with its composite benchmark, a 65%/35% blend of the JPMorgan Emerging Markets Bond Index Global (JPM EMBI Global) and the Credit Suisse First Boston High Yield (CSFBHY) Index, respectively, for the six- and 12-month periods ended March 31, 2009.

The Fund underperformed its composite benchmark for both the six- and 12-month periods ended March 31, 2009. For both periods, the Fund’s industry weightings within the high yield allocation detracted from performance. The Fund’s overweight in banking and underweight in non-cyclicals detracted from performance for both periods. The Fund’s overweight in finance and telecommunications, which outperformed, contributed positively to performance for both periods. The Fund’s security selection within banking, electric and energy was positive for both periods, while security selection within the auto industry was negative for both periods. Within the Fund’s emerging market allocation for both periods, overweight positions within Ecuador and Argentina detracted, as did the Fund’s bank exposure in Kazakhstan and security selection in Russia. Lastly, the Fund’s leverage detracted from performance for both periods.

Market Review and Investment Strategy

Extreme risk aversion that seized the markets following the bankruptcy of Lehman Brothers in mid-September 2008 accelerated into the fourth quarter of 2008 as massive global deleveraging continued. Tumult in the financial markets bled into the real economy, in the US and across the globe. Economic data for virtually every country experienced a significant downturn. Investors flocked to the safety of governments, and credit markets sold off violently. The yield on US Treasury bills even reached near zero, showing that investors were willing to forgo a return on their

ACM MANAGED DOLLAR INCOME FUND •	1

investment in exchange for a safe place to park their cash. While global government bond yields hit or neared record lows, yield spreads on investment-grade corporate bonds shot to peaks unseen since the 1930s, and the Morgan Stanley Capital International World Index (net) extended its decline for the full year 2008 to -40.71% in US dollars—the worst annual loss since the equity benchmark’s inception in 1970.

Challenges continued into the first quarter of 2009 as asset prices in many markets continued to fall and policymakers scrambled to combat the severe global economic slowdown. Volatility remained high, although below the peaks of late 2008. Diversification across asset classes and geographies provided little shelter from the storm. Government debt, a safe haven in the flight from risk in 2008, suffered overall modest losses in the first quarter of 2009. And as yields rose, total returns on global corporate bonds were negative, even as spreads ebbed from historic peaks.

In an effort to restart borrowing, central banks around the world aggressively slashed interest rates. Official rates in the US, Switzerland and Japan are now near zero. Monetary authorities also unveiled an array of unorthodox measures such as directly purchasing assets such as mortgages and long-term Treasuries. Additionally, governments in both developed and developing countries have pledged a record dose of fiscal stimulus including a mix of tax cuts and infrastructure spending to help cushion the impact of the downturn.

US high-yield debt followed the equity markets lower during the reporting period and turned in its worst performance on record for the 2008 calendar year. For the Fund’s semi-annual reporting period ended March 31, 2009, high yield returned -14.08%, according to the CSFB HY Index. Spreads during the reporting period spiked 495 basis points from 1,000 basis points to end the period at 1,495. By quality tier, lower rated high yield debt underperformed. Industries most adversely affected by the significant economic downturn such as building materials, transportation, paper and broadcasting fared worst. Telecommunications and non-cyclicals generally outperformed.

US dollar-denominated emerging market debt proved more resilient than high yield as the global financial crisis did not eminate from the developing world. During the period, however, as the contagion spread globally, emerging market indices still posted two of their worst monthly returns at the height of the crisis. For the semi-annual period, US dollar-denominated emerging market debt posted -2.83% with the Latin American region, at -4.56%, underperforming non-Latin American countries, at -1.10%. Hardest hit countries during the year included Ecuador, at -58.75%, Argentina, at -39.08%, and the Ukraine, at -38.35%. Under direction from President Correa, Ecuador formally defaulted on two of the country’s outstanding dollar-denominated debt issues, which caused a sell-off of that country’s debt. Argentina suffered from a poor eco-

2	• ACM MANAGED DOLLAR INCOME FUND

nomic policy mix and a decline in commodity prices. The Ukraine was the most susceptible to a slowdown in the global trade cycle due to internal economic imbalances. Emerging market debt spreads widened 214 basis points to end the semi-annual reporting period at 657 basis points over neutral-duration Treasuries.

The global economy and financial markets continue to face real challenges. The timing of recovery remains unclear and uncertainty still surrounds government actions and their impact on the economy. However, the Fund’s management team believes that powerful forces for a recovery are gathering. Across the capital markets, strong recoveries typically follow very weak periods. These market upturns tend to come swiftly, often before there is solid evidence of an economic turnaround (e.g. April 2009’s subsequent strong rebound in equity and credit sensitive markets).

The team believes the recent turmoil has created opportunities not seen in generations. While Fund performance tracked the indices lower as the credit crisis deepened, the team believes the Fund is well positioned for recovery.

The recent turmoil has created attractive valuations in fixed-income markets and wide yield spreads are compensating investors generously (relative to historical norms) as they wait for recovery. Risk premiums over governments are near historic highs in many sectors. The team believes more than at any time in recent history, investors are likely to be well rewarded for sticking to a disciplined, long-term approach to asset allocation.

On March 13, 2009, the Board of Directors (the “Directors”) of the Fund and of AllianceBernstein Global High Income Fund (“Global High Income”) announced a proposed acquisition of the assets, and the assumption of the liabilities, of the Fund by Global High Income (the “Acquisition”). The Acquisition is subject to approval by stockholders of the Fund. A Special Meeting of Stockholders of the Fund is scheduled to be held on Thursday, July 30, 2009. The close of business on June 8, 2009, has been fixed as the record date for the Special Meeting of Stockholders. If approved by stockholders, the Acquisition is expected to take place in the third quarter of this year.

ACM MANAGED DOLLAR INCOME FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on page 6 represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

ACM Managed Dollar Income Fund Shareholder Information

The Fund’s NYSE trading symbol is “ADF”. Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron’s and in other newspapers in a table called “Closed-End Funds.” For additional shareholder information regarding this Fund, please see page 52.

Benchmark Disclosure

The unmanaged JPMorgan Emerging Markets Bond Index Global (JPM EMBI Global) and the unmanaged Credit Suisse First Boston High Yield (CSFBHY) Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The JPM EMBI Global tracks total returns for US-dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, including loans and eurobonds. The CSFBHY Index is a standard measure of lower-rated, fixed-income, non-convertible US dollar-denominated securities meeting certain criteria developed by Credit Suisse designed to enable the index to reflect the high-yield market. An investor cannot invest directly in an index, which bears no expenses, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund may use certain investment techniques that have increased risks. For example, the Fund may use leverage, through borrowings, to enhance its returns. For this purpose the Fund may use reverse repurchase agreements and dollar rolls, which are considered borrowings, as part of its investment strategy. Borrowings allow the Fund to increase the amount of money available to invest in debt securities. As long as the income from the securities financed is greater than the interest cost of the borrowings, the Fund’s investors benefit from higher returns than if the Fund were not leveraged.

Reverse repurchase agreements involve sales by a fund of portfolio assets concurrently with an agreement by the fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

(Historical Performance continued on next page)

4	• ACM MANAGED DOLLAR INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

The use of leverage, which is usually considered speculative, involves certain risks to stockholders. These include a higher volatility of the NAV of the common stock caused by favorable or adverse changes in interest rates. In addition, fluctuations in the interest rates on a fund’s borrowings will affect the return to stockholders, with increases in interest rates decreasing the fund’s return.

To the extent that the current interest rates on a fund’s borrowings approaches the net return on the leveraged portion of the fund’s investment portfolio, the benefit of leverage to stockholders will be reduced. If the current interest rate on the borrowings were to exceed the net return on that portion of the fund’s portfolio, the fund’s leverage would result in a lower rate of return to stockholders and in a lower NAV than if a fund were not leveraged.

Part of the Fund’s assets will be invested in foreign and emerging markets fixed-income securities which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. This may have a significant effect on the Fund’s asset value. Price fluctuations may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. High-yield bonds (i.e., “junk bonds”) involve a greater risk of default and price volatility than other bonds. Investing in below-investment grade securities presents special risks, including credit risk. While the Fund invests principally in fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, forwards and swaps. The use of these instruments may result in a form of leverage. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments.

(Historical Performance continued on next page)

ACM MANAGED DOLLAR INCOME FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2009	RETURNS
	6 Months	12 Months
ACM Managed Dollar Income Fund (NAV)	-8.54%	-15.57%

65% JPM EMBI Global / 35% CSFBHY Index	-6.75%	-12.35%

JPM EMBI Global	-2.83%	-8.49%

CSFBHY Index	-14.08%	-19.55%

The Fund’s Market Price per share on March 31, 2009, was $4.88. The Fund’s Net Asset Value price per share on March 31, 2009, was $6.03. For additional financial highlights, please see page 43.

See Historical Performance and Benchmark disclosures on pages 4-5.

6	• ACM MANAGED DOLLAR INCOME FUND

Historical Performance

PORTFOLIO SUMMARY

March 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $111.6

*	All data are as of March 31, 2009. The Fund’s security type and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.0% or less in the following countries: Argentina, Bermuda, Cayman Islands, Costa Rica, Dominican Republic, El Salvador, France, Gabon, Ghana, Hong Kong, India, Ireland, Jamaica, Japan, Kazakhstan, Malaysia, Netherlands, Singapore, Ukraine and the United Kingdom.

ACM MANAGED DOLLAR INCOME FUND •	7

Portfolio Summary

PORTFOLIO OF INVESTMENTS

March 31, 2009 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADES – 35.0%
Industrial – 27.6%
Basic – 2.6%
Abitibi-Consolidated Co. of Canada 6.00%, 6/20/13	US$	5	$450
Arch Western Finance LLC 6.75%, 7/01/13		165	150,975
Bowater Canada Finance Corp. 7.95%, 11/15/11		355	31,950
Domtar Corp. 5.375%, 12/01/13		330	221,100
Evraz Group SA 8.25%, 11/10/15(a)		665	399,000
8.875%, 4/24/13(a)		115	73,169
Georgia-Pacific Corp. 7.00%, 1/15/15(a)		250	233,750
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 5.734%, 11/15/14(b)		115	22,425
9.75%, 11/15/14		115	25,300
Huntsman International LLC 7.875%, 11/15/14		165	67,650
Ineos Group Holdings PLC 8.50%, 2/15/16(a)		385	22,137
Jefferson Smurfit Corp. US 8.25%, 10/01/12		8	1,000
Momentive Performance Materials, Inc. 10.125%, 12/01/14(c)		84	16,448
NewMarket Corp. 7.125%, 12/15/16		80	63,400
NewPage Corp. 10.00%, 5/01/12		285	99,038
Novelis, Inc. 7.25%, 2/15/15		250	100,000
Peabody Energy Corp. Series B 6.875%, 3/15/13		415	404,625
Steel Capital SA for OAO Severstal 9.25%, 4/19/14(a)		224	145,600
9.75%, 7/29/13(a)		696	452,400
Vedanta Resources PLC 8.75%, 1/15/14(a)		559	413,660

			2,944,077

8	• ACM MANAGED DOLLAR INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 3.2%
Alion Science and Technology Corp. 10.25%, 2/01/15	US$	40	$6,000
AMH Holdings, Inc. 11.25%, 3/01/14(d)		235	70,500
Ball Corp. 6.875%, 12/15/12		272	274,720
Berry Plastics Holding Corp. 8.875%, 9/15/14		155	86,800
Bombardier, Inc. 6.30%, 5/01/14(a)		505	356,025
8.00%, 11/15/14(a)		350	256,375
Case Corp. 7.25%, 1/15/16		370	270,100
Case New Holland, Inc. 7.125%, 3/01/14		270	198,450
Crown Americas 7.625%, 11/15/13		450	451,687
Hanson Australia Funding Ltd. 5.25%, 3/15/13		300	132,000
Hanson Ltd. 6.125%, 8/15/16		75	32,250
L-3 Communications Corp. 5.875%, 1/15/15		420	389,550
Masco Corp. 6.125%, 10/03/16		170	109,102
Owens Brockway Glass Container, Inc. 6.75%, 12/01/14		330	316,800
Owens Corning, Inc. 6.50%, 12/01/16		140	102,712
7.00%, 12/01/36		185	103,671
Plastipak Holdings, Inc. 8.50%, 12/15/15(a)		135	94,500
Sequa Corp. 11.75%, 12/01/15(a)		80	12,000
Terex Corp. 8.00%, 11/15/17		65	52,650
United Rentals North America, Inc. 6.50%, 2/15/12		5	4,000
7.75%, 11/15/13		538	293,210

			3,613,102

Communications - Media – 4.2%
Allbritton Communications Co. 7.75%, 12/15/12		275	101,750
AMC Entertainment, Inc. 11.00%, 2/01/16		70	63,700

ACM MANAGED DOLLAR INCOME FUND •	9

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Cablevision Systems Corp. Series B 8.00%, 4/15/12	US$	290	$282,025
CanWest Media, Inc. 8.00%, 9/15/12(e)		2	390
CCH I LLC 11.00%, 10/01/15		225	24,187
Charter Communications Operations LLC 8.00%, 4/30/12(a)		990	905,850
Clear Channel Communications, Inc. 5.50%, 9/15/14		545	81,750
5.75%, 1/15/13		290	43,500
CSC Holdings, Inc. 6.75%, 4/15/12		325	312,813
7.625%, 7/15/18		485	436,500
Dex Media West LLC Series B 8.50%, 8/15/10		180	90,000
DirecTV Holdings LLC 6.375%, 6/15/15		605	570,213
Gallery Capital SA 10.125%, 5/15/13(a)		249	37,350
Intelsat Bermuda Ltd. 11.25%, 6/15/16		577	559,690
Lamar Media Corp. 6.625%, 8/15/15		200	146,000
LIN Television Corp. 6.50%, 5/15/13		120	62,400
Nielsen Finance LLC/Nielsen Finance Co. 12.50%, 8/01/16(d)		75	31,125
Quebecor Media, Inc. 7.75%, 3/15/16		570	433,200
RH Donnelley Corp. Series A-2 6.875%, 1/15/13		252	13,860
Series A-3 8.875%, 1/15/16		235	13,512
Series A-4 8.875%, 10/15/17		780	42,900
Sinclair Television Group, Inc. 8.00%, 3/15/12		2	1,090
Sirius Satellite Radio, Inc. 9.625%, 8/01/13		190	82,650
Univision Communications, Inc. 7.85%, 7/15/11		270	172,800
WMG Holdings Corp. 9.50%, 12/15/14(d)		400	144,000

			4,653,255

10	• ACM MANAGED DOLLAR INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 2.8%
American Tower Corp. 7.00%, 10/15/17	US$	100	$98,500
Cricket Communications, Inc. 9.375%, 11/01/14		260	247,650
Digicel Ltd. 9.25%, 9/01/12(a)		349	307,993
Fairpoint Communications, Inc. 13.125%, 4/01/18(a)		180	34,200
Frontier Communications Corp. 6.25%, 1/15/13		490	444,063
Inmarsat Finance PLC 7.625%, 6/30/12		372	361,305
Level 3 Financing, Inc. 8.75%, 2/15/17		105	67,200
9.25%, 11/01/14		265	182,850
Nextel Communications, Inc. Series D 7.375%, 8/01/15		260	137,800
Sprint Capital Corp. 6.875%, 11/15/28		345	210,450
8.75%, 3/15/32		145	97,150
Sprint Nextel Corp. 6.00%, 12/01/16		400	286,000
Time Warner Telecom Holdings, Inc. 9.25%, 2/15/14		100	96,500
Vip Finance (Vimpelcom) 8.375%, 4/30/13(a)		220	160,050
Windstream Corp. 8.125%, 8/01/13		198	195,030
8.625%, 8/01/16		231	226,957

			3,153,698

Consumer Cyclical - Automotive – 1.5%
Allison Transmission, Inc. 11.00%, 11/01/15(a)		75	35,625
Ford Motor Co. 7.45%, 7/16/31		816	259,080
Ford Motor Credit Co. 4.01%, 1/13/12(b)		630	396,900
7.00%, 10/01/13		443	296,217
General Motors Corp. 8.25%, 7/15/23		740	86,950
8.375%, 7/15/33		720	86,400
The Goodyear Tire & Rubber Co. 8.625%, 12/01/11		59	48,970
9.00%, 7/01/15		338	260,260
Keystone Automotive Operations, Inc. 9.75%, 11/01/13		310	60,450

ACM MANAGED DOLLAR INCOME FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Lear Corp. Series B 5.75%, 8/01/14	US$	210	$52,500
8.50%, 12/01/13		80	18,000
8.75%, 12/01/16		420	86,100
Visteon Corp. 7.00%, 3/10/14		385	19,250

			1,706,702

Consumer Cyclical - Other – 2.7%
Boyd Gaming Corp. 7.75%, 12/15/12		155	124,775
Broder Brothers Co. Series B 11.25%, 10/15/10		142	22,010
Gaylord Entertainment Co. 6.75%, 11/15/14		5	3,075
8.00%, 11/15/13		350	231,000
Greektown Holdings LLC 10.75%, 12/01/13(a)(e)		240	12,000
Harrah’s Operating Co., Inc. 5.625%, 6/01/15		205	33,825
5.75%, 10/01/17		38	6,080
6.50%, 6/01/16		442	70,720
10.75%, 2/01/16		417	79,230
Host Hotels & Resorts LP 6.875%, 11/01/14		185	142,450
Series Q 6.75%, 6/01/16		590	430,700
Levi Strauss & Co. 8.875%, 4/01/16		225	174,375
MGM Mirage 6.625%, 7/15/15		480	170,400
8.375%, 2/01/11		135	14,175
Mohegan Tribal Gaming Auth 6.375%, 7/15/09		155	127,100
7.125%, 8/15/14		250	70,000
Penn National Gaming, Inc. 6.875%, 12/01/11		280	269,500
Six Flags Operations, Inc. 12.25%, 7/15/16(a)		37	19,980
Six Flags, Inc. 9.625%, 6/01/14		92	8,280
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13		180	138,600
Station Casinos, Inc. 6.00%, 4/01/12		6	1,487
6.625%, 3/15/18(e)		390	19,500

12	• ACM MANAGED DOLLAR INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Turning Stone Resort Casino Enterprise 9.125%, 12/15/10(a)	US$	300	$234,000
Universal City Development Partners 11.75%, 4/01/10		225	192,938
Universal City Florida Holding Co. 8.375%, 5/01/10		110	38,500
William Lyon Homes, Inc. 10.75%, 4/01/13		206	35,020
Wynn Las Vegas LLC/Corp. 6.625%, 12/01/14		470	354,850

			3,024,570

Consumer Cyclical - Retailers – 0.9%
Autonation, Inc. 3.094%, 4/15/13(b)		55	46,200
Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14		130	40,300
Couche-Tard US/Finance 7.50%, 12/15/13		333	327,172
Dollar General Corp. 10.625%, 7/15/15		70	69,825
GSC Holdings Corp. 8.00%, 10/01/12		185	186,850
Limited Brands, Inc. 5.25%, 11/01/14		187	131,211
6.90%, 7/15/17		110	75,510
Michaels Stores, Inc. 10.00%, 11/01/14		135	63,619
11.375%, 11/01/16		105	38,850
Rite Aid Corp. 6.875%, 8/15/13		200	30,000

			1,009,537

Consumer Non-Cyclical – 4.2%
Aramark Corp. 8.50%, 2/01/15		310	285,200
Bausch & Lomb, Inc. 9.875%, 11/01/15(a)		65	51,675
Biomet, Inc. 11.625%, 10/15/17		125	110,313
Catalent Pharma Solutions, Inc. 9.50%, 4/15/15		120	28,800
Chaoda Modern Agriculture Holdings Ltd. 7.75%, 2/08/10(a)		519	427,729
Community Health Systems, Inc. 8.875%, 7/15/15		294	277,830
DaVita, Inc. 7.25%, 3/15/15		250	240,313
Dean Foods Co. 7.00%, 6/01/16		125	118,750

ACM MANAGED DOLLAR INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Elan Finance PLC/CRP 7.75%, 11/15/11	US$	590	$495,600
Hanger Orthopedic Group, Inc. 10.25%, 6/01/14		190	190,000
HCA, Inc. 6.25%, 2/15/13		5	3,750
6.375%, 1/15/15		415	271,825
6.50%, 2/15/16		290	189,950
6.75%, 7/15/13		10	7,475
7.875%, 2/01/11		415	401,512
9.625%, 11/15/16(c)		485	386,787
Healthsouth Corp. 10.75%, 6/15/16		50	49,000
IASIS Healthcare Corp. 8.75%, 6/15/14		345	324,300
New Albertsons, Inc. 7.45%, 8/01/29		255	211,650
Select Medical Corp. 7.625%, 2/01/15		165	106,837
Stater Brothers Holdings 8.125%, 6/15/12		165	162,525
Viant Holdings, Inc. 10.125%, 7/15/17(a)		168	82,320
Visant Corp. 7.625%, 10/01/12		210	198,975

			4,623,116

Energy – 2.2%
Chesapeake Energy Corp. 6.50%, 8/15/17		405	330,075
7.50%, 9/15/13		185	169,275
CIE Generale De Geophysique 7.50%, 5/15/15		145	114,550
7.75%, 5/15/17		25	19,125
Complete Production Services, Inc. 8.00%, 12/15/16		145	92,075
Energy XXI Gulf Coast, Inc. 10.00%, 6/15/13		115	51,462
Forest Oil Corp. 7.25%, 6/15/19		225	177,750
Hilcorp Energy/Finance 7.75%, 11/01/15(a)		115	83,950
Newfield Exploration Co. 7.125%, 5/15/18		160	141,600
PetroHawk Energy Corp. 9.125%, 7/15/13		217	208,320
Pioneer Natural Resources Co. 5.875%, 7/15/16		160	118,061

14	• ACM MANAGED DOLLAR INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Plains Exploration & Production Co. 7.75%, 6/15/15	US$	160	$137,600
Pride International, Inc. 7.375%, 7/15/14		95	93,575
Range Resources Corp. 7.50%, 5/15/16		265	244,463
Southwestern Energy Co. 7.50%, 2/01/18(a)		95	91,675
Tesoro Corp. 6.25%, 11/01/12		400	349,000

			2,422,556

Other Industrial – 0.5%
Noble Group Ltd. 6.625%, 3/17/15(a)		401	262,005
8.50%, 5/30/13(a)		170	133,450
RBS Global, Inc. and Rexnord Corp. 9.50%, 8/01/14		135	109,350

			504,805

Services – 0.3%
Expedia, Inc. 8.50%, 7/01/16(a)		75	63,750
Realogy Corp. 10.50%, 4/15/14		275	77,000
Service Corp. International 6.75%, 4/01/16		165	143,550
Travelport LLC 9.875%, 9/01/14		60	23,700
West Corp. 9.50%, 10/15/14		80	55,700

			363,700

Technology – 1.9%
Amkor Technology, Inc. 9.25%, 6/01/16		295	227,150
Avago Technologies Finance 10.125%, 12/01/13		230	204,700
Celestica, Inc. 7.875%, 7/01/11		1	926
First Data Corp. 9.875%, 9/24/15		143	83,655
Flextronics International Ltd. 6.50%, 5/15/13		435	387,150
Freescale Semiconductor, Inc. 8.875%, 12/15/14		580	121,800
10.125%, 12/15/16		285	51,300
Iron Mountain, Inc. 6.625%, 1/01/16		410	379,250

ACM MANAGED DOLLAR INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

NXP BV / NXP Funding LLC 3.844%, 10/15/13(b)	US$	170	$28,688
9.50%, 10/15/15		180	19,800
Seagate Technology HDD Holding 6.375%, 10/01/11		298	217,540
Serena Software, Inc. 10.375%, 3/15/16		270	160,650
Sungard Data Systems, Inc. 9.125%, 8/15/13		270	234,900

			2,117,509

Transportation - Airlines – 0.3%
AMR Corp. 9.00%, 8/01/12		226	115,260
Continental Airlines, Inc. 8.75%, 12/01/11		260	143,650
Series RJO3 7.875%, 7/02/18		74	40,090

			299,000

Transportation - Railroads – 0.1%
Trinity Industries, Inc. 6.50%, 3/15/14		160	129,600

Transportation - Services – 0.2%
Avis Budget Car Rental 7.75%, 5/15/16		255	63,750
Hertz Corp. 8.875%, 1/01/14		305	184,906

			248,656

			30,813,883

Utility – 4.1%
Electric – 3.5%
The AES Corp. 7.75%, 3/01/14		630	563,850
8.00%, 10/15/17		90	77,175
8.75%, 5/15/13(a)		50	49,250
CMS Energy Corp. 8.50%, 4/15/11		215	216,143
Dynegy Holdings, Inc. 7.75%, 6/01/19		320	208,000
8.375%, 5/01/16		425	287,937
Edison Mission Energy 7.00%, 5/15/17		200	146,000
7.50%, 6/15/13		500	395,000
7.75%, 6/15/16		170	129,200
Energy Future Holdings Corp. 10.875%, 11/01/17		175	112,875
Mirant Americas Generation LLC 8.50%, 10/01/21		300	222,000

16	• ACM MANAGED DOLLAR INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

NRG Energy, Inc. 7.25%, 2/01/14	US$	85	$79,900
7.375%, 2/01/16-1/15/17		925	860,250
Reliant Energy, Inc. 7.625%, 6/15/14		185	149,850
7.875%, 6/15/17		225	177,750
Texas Competitive Electric Holdings Co. LLC Series A 10.25%, 11/01/15		130	65,000
TXU Corp. Series P 5.55%, 11/15/14		251	93,394
Series Q 6.50%, 11/15/24		379	106,319

			3,939,893

Natural Gas – 0.6%
El Paso Corp. 7.375%, 12/15/12		330	306,758
Enterprise Products Operating LLC 8.375%, 8/01/66(f)		215	144,050
Kinder Morgan Finance Co. 5.70%, 1/05/16		75	63,000
Regency Energy Partners 8.375%, 12/15/13		98	83,300

			597,108

			4,537,001

Financial Institutions – 1.8%
Banking – 0.4%
ALB Finance BV 9.25%, 9/25/13(a)		273	57,330
CenterCredit International 8.625%, 1/30/14(a)		194	78,773
Kazkommerts International BV 8.50%, 4/16/13(a)		350	168,700
RS Finance (RSB) 7.50%, 10/07/10(a)		270	148,500

			453,303

Brokerage – 0.0%
E*Trade Financial Corp. 7.375%, 9/15/13		85	31,025

Finance – 0.7%
GMAC LLC 6.75%, 12/01/14(a)		125	72,642
6.75%, 12/01/14		1	449
6.875%, 9/15/11(a)		484	343,940
8.00%, 11/01/31(a)		159	76,504

ACM MANAGED DOLLAR INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Residential Capital LLC 9.625%, 5/15/15(a)	US$	572	$251,680

			745,215

Insurance – 0.2%
Crum & Forster Holdings Corp. 7.75%, 5/01/17		220	171,600
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		95	36,178

			207,778

Other Finance – 0.3%
Trains HY-1-2006 7.117%, 5/01/16(a)(f)		369	292,649

REITS – 0.2%
AMR REAL ESTATE PTR/FIN 7.125%, 2/15/13		315	250,425

			1,980,395

Credit Default Index Holdings – 1.5%
DJ CDX.NA.HY-100 – 1.5%
CDX North America High Yield Series 8-T1 7.625%, 6/29/12(a)		1,045	851,675
Dow Jones CDX HY Series 4-T1 8.25%, 6/29/10(a)		905	847,211

			1,698,886

Total Corporates – Non-Investment Grades (cost $59,192,565)			39,030,165

EMERGING MARKETS – SOVEREIGNS – 28.6%
Argentina – 0.9%
Argentina Bonos 7.00%, 10/03/15		3,000	690,000
8.28%, 12/31/33		1,113	300,558

			990,558

Colombia – 2.1%
Republic of Colombia 7.375%, 9/18/37(g)		604	539,070
7.375%, 1/27/17-3/18/19		547	551,534
11.75%, 2/25/20		1,028	1,281,916

			2,372,520

Costa Rica – 0.3%
Republic of Costa Rica 8.05%, 1/31/13(a)		181	187,900
8.11%, 2/01/12(a)		188	196,198

			384,098

18	• ACM MANAGED DOLLAR INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Dominican Republic – 0.2%
Dominican Republic 8.625%, 4/20/27(a)	US$	370	$229,400

El Salvador – 0.7%
Republic of El Salvador 7.625%, 9/21/34(a)		150	109,845
7.65%, 6/15/35(a)		355	262,700
8.50%, 7/25/11(a)		400	402,000

			774,545

Gabon – 0.3%
Gabonese Republic 8.20%, 12/12/17(a)		482	351,860

Ghana – 0.2%
Republic of Ghana 8.50%, 10/04/17(a)		333	199,800

Indonesia – 3.4%
Republic of Indonesia 6.625%, 2/17/37(a)		520	351,000
6.75%, 3/10/14(a)		945	864,675
6.875%, 3/09/17-1/17/18(a)		835	685,800
7.25%, 4/20/15(a)		976	888,160
7.50%, 1/15/16(a)		270	244,350
7.75%, 1/17/38(a)		387	297,990
8.50%, 10/12/35(a)		390	327,600
11.625%, 3/04/19(a)		170	184,025

			3,843,600

Jamaica – 0.3%
Government of Jamaica 9.25%, 10/17/25		100	70,000
10.625%, 6/20/17		270	234,900

			304,900

Panama – 2.9%
Republic of Panama 6.70%, 1/26/36		3	2,633
7.125%, 1/29/26		447	423,533
7.25%, 3/15/15		1,321	1,347,420
8.875%, 9/30/27		724	774,680
9.375%, 4/01/29		661	725,447

			3,273,713

Philippines – 5.1%
Republic of Philippines 7.50%, 9/25/24		1,059	1,085,475
8.375%, 6/17/19		990	1,081,575
8.875%, 3/17/15		1,500	1,721,250
9.875%, 1/15/19		1,289	1,533,910
10.625%, 3/16/25		205	260,350

			5,682,560

ACM MANAGED DOLLAR INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Turkey – 7.1%
Republic of Turkey 6.875%, 3/17/36	US$	1,611	$1,280,745
7.00%, 6/05/20		1,950	1,794,000
7.375%, 2/05/25		1,523	1,359,278
9.50%, 1/15/14		151	166,100
11.00%, 1/14/13		1,469	1,663,642
11.50%, 1/23/12		1,447	1,635,110

			7,898,875

Ukraine – 0.1%
Government of Ukraine 6.385%, 6/26/12(a)		110	50,600
7.65%, 6/11/13(a)		112	51,520

			102,120

Uruguay – 1.4%
Republic of Uruguay 7.625%, 3/21/36		140	113,400
7.875%, 1/15/33(c)		1,083	888,099
9.25%, 5/17/17		505	535,300

			1,536,799

Venezuela – 3.6%
Republic of Venezuela 2.123%, 4/20/11(a)(b)		120	85,860
5.75%, 2/26/16(a)		2,115	1,007,010
6.00%, 12/09/20(a)		217	93,744
7.00%, 12/01/18(a)		610	293,916
7.65%, 4/21/25		1,942	873,900
8.50%, 10/08/14		1,165	716,475
9.25%, 5/07/28(a)		1,465	737,046
9.375%, 1/13/34		318	162,975

			3,970,926

Total Emerging Markets – Sovereigns (cost $36,665,668)			31,916,274

GOVERNMENTS – SOVEREIGN BONDS – 19.1%
Brazil – 9.2%
Republic of Brazil 6.00%, 1/17/17		471	468,645
7.125%, 1/20/37		5,272	5,285,180
8.25%, 1/20/34		1,949	2,148,773
8.75%, 2/04/25		515	584,525
8.875%, 10/14/19		1,544	1,811,884

			10,299,007

Malaysia – 0.5%
Malaysia 7.50%, 7/15/11		541	586,077

20	• ACM MANAGED DOLLAR INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Mexico – 2.4%
United Mexican States Series A 8.00%, 9/24/22	US$	2,406	$2,637,698

Peru – 2.7%
Republic of Peru 7.35%, 7/21/25		1,310	1,316,550
8.375%, 5/03/16		451	500,835
8.75%, 11/21/33		1,049	1,174,880

			2,992,265

Russia – 4.3%
Russian Federation 7.50%, 3/31/30(a)(h)		5,025	4,738,638

Total Governments – Sovereign Bonds (cost $20,009,311)			21,253,685

CORPORATES – INVESTMENT GRADES – 11.3%
Industrial – 6.1%
Basic – 1.7%
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17		405	378,675
GTL Trade Finance, Inc. 7.25%, 10/20/17(a)		181	154,755
The Mosaic Co. 7.625%, 12/01/16(a)(h)		445	436,100
Southern Copper Corp. 7.50%, 7/27/35		300	217,585
United States Steel Corp. 7.00%, 2/01/18		160	109,186
Usiminas Commercial Ltd. 7.25%, 1/18/18(a)		209	194,370
Vale Overseas Ltd. 6.875%, 11/21/36		404	348,870
Weyerhaeuser Co. 7.375%, 3/15/32		125	83,528

			1,923,069

Capital Goods – 0.9%
Allied Waste North America, Inc. 6.375%, 4/15/11		327	323,730
Series B 7.125%, 5/15/16		440	410,300
Tyco International Finance SA 8.50%, 1/15/19		220	227,081

			961,111

ACM MANAGED DOLLAR INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 1.6%
Alltel Corp. 7.875%, 7/01/32	US$	285	$289,685
Embarq Corp. 6.738%, 6/01/13		220	205,150
Qwest Corp. 8.875%, 3/15/12		1,360	1,343,000

			1,837,835

Consumer Cyclical - Other – 0.2%
Toll Brothers Finance Corp. 5.15%, 5/15/15		249	210,031

Consumer Cyclical - Retailers – 0.1%
Macy’s Retail Holdings, Inc. 5.90%, 12/01/16		175	111,012

Consumer Non-Cyclical – 1.0%
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)		180	177,836
Reynolds American, Inc. 7.25%, 6/01/12-6/01/13		825	802,690
Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17		157	134,235

			1,114,761

Energy – 0.5%
National Oilwell Varco, Inc. Series B 6.125%, 8/15/15		130	113,485
TNK-BP Finance SA 7.50%, 7/18/16(a)		575	396,750

			510,235

Technology – 0.1%
Motorola, Inc. 7.50%, 5/15/25		170	111,010

			6,779,064

Financial Institutions – 1.9%
Banking – 1.0%
The Bear Stearns Co., Inc. 5.55%, 1/22/17		200	168,161
Capital One Financial Corp. 6.15%, 9/01/16		80	50,640
6.75%, 9/15/17		87	72,586
Countrywide Financial Corp. 6.25%, 5/15/16		216	179,706
Series MTN 5.80%, 6/07/12		47	40,816

22	• ACM MANAGED DOLLAR INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Countrywide Home Loans, Inc. Series MTNL 4.00%, 3/22/11	US$	3	$2,670
Fifth Third Bancorp 6.25%, 5/01/13		200	190,956
Merrill Lynch & Co., Inc. 5.70%, 5/02/17		200	118,423
VTB Capital SA 6.609%, 10/31/12(a)		410	328,000

			1,151,958

Finance – 0.3%
CIT Group, Inc. Series MTN 5.125%, 9/30/14		270	163,211
SLM Corp. Series MTN 5.125%, 8/27/12		130	70,049
Series MTNA 4.50%, 7/26/10		130	97,500

			330,760

Insurance – 0.2%
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)		280	215,793

Other Finance – 0.4%
Aiful Corp. 6.00%, 12/12/11(a)		230	57,500
IIRSA Norte Finance Ltd. 8.75%, 5/30/24(a)		432	317,588

			375,088

			2,073,599

Non Corporate Sectors – 1.8%
Agencies - Not Government Guaranteed – 1.8%
Gaz Capital SA 6.212%, 11/22/16(a)		100	74,000
6.51%, 3/07/22(a)		1,998	1,288,710
TransCapitalInvest Ltd. for OJSC AK Transneft 5.67%, 3/05/14(a)		137	108,230
7.70%, 8/07/13(a)		534	472,590
8.70%, 8/07/18(a)		110	93,500

			2,037,030

Utility – 1.5%
Electric – 1.1%
Allegheny Energy Supply Co. LLC 7.80%, 3/15/11		280	279,941
8.25%, 4/15/12(a)		345	348,940

ACM MANAGED DOLLAR INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Aquila, Inc. 11.875%, 7/01/12	US$	200	$210,000
Teco Finance, Inc. 6.572%, 11/01/17		174	134,420
7.00%, 5/01/12		251	231,883

			1,205,184

Natural Gas – 0.4%
Williams Co., Inc. 7.625%, 7/15/19		570	532,950

			1,738,134

Total Corporates – Investment Grades (cost $14,856,913)			12,627,827

QUASI-SOVEREIGNS – 2.8%
Quasi-Sovereign Bonds – 2.8%
Kazakhstan – 0.5%
KazMunaiGaz Finance Sub BV 8.375%, 7/02/13(a)		710	589,300

Malaysia – 0.4%
Petronas Capital Ltd. 7.00%, 5/22/12(a)		364	391,722

Mexico – 0.2%
Pemex Project Funding Master Trust 5.75%, 3/01/18		285	237,975

Russia – 1.3%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(a)		270	186,300
7.125%, 1/14/14(a)		1,065	814,725
7.75%, 5/29/18(a)		661	469,310

			1,470,335

Venezuela – 0.4%
Petroleos de Venezuela SA 5.25%, 4/12/17		1,062	443,385

Total Quasi-Sovereigns (cost $3,840,745)			3,132,717

EMERGING MARKETS – CORPORATE BONDS – 0.8%
Financial Institutions – 0.6%
Banking – 0.5%
Alfa Bond Issuance PLC 8.625%, 12/09/15(f)		225	119,299
ATF Bank 9.00%, 5/11/16(a)		402	156,780

24	• ACM MANAGED DOLLAR INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Banco BMG SA 9.15%, 1/15/16(a)	US$	450	$306,000

			582,079

Other Finance – 0.1%
AES El Salvador Trust 6.75%, 2/01/16(a)		270	145,652

			727,731

Industrial – 0.2%
Consumer Cyclical - Other – 0.2%
Royal Caribbean Cruises Ltd. 8.00%, 5/15/10		235	199,750

Total Emerging Markets – Corporate Bonds (cost $1,586,421)			927,481

		Shares
PREFERRED STOCKS – 0.1%
Financial Institutions – 0.1%
Banking – 0.0%
Preferred Blocker, Inc. 7.00%(a)		172	34,244

REITS – 0.1%
Sovereign REIT 12.00%(a)		185	113,081

			147,325

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal National Mortgage Association 8.25%(f)		9,550	6,781

Total Preferred Stocks (cost $441,680)			154,106

WARRANTS – 0.0%
Republic of Venezuela, expiring 4/15/20(i) (cost $0)		7,140	0

SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(j) (cost $792,848)		792,848	792,848

Total Investments – 98.4% (cost $137,386,151)			109,835,103
Other assets less liabilities – 1.6%			1,778,584

Net Assets – 100.0%			$111,613,687

ACM MANAGED DOLLAR INCOME FUND •	25

Portfolio of Investments

CREDIT DEFAULT SWAP CONTRACTS ON CORPORATE AND SOVEREIGN ISSUES (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at March 31, 2009	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
JPMorgan Chase, N.A.:
Gazprom OAO 10.50%, 10/21/09, 10/20/10*	1.04%	9.006%	$1,490	$ (158,794)	$0	$ (158,794)
Petroleos De Venezuela SA 5.50%, 4/12/37, 5/20/09*	6.62	22.220	1,730	4,698	0	4,698

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	Amount
Barclays Bank	0.25%	12/31/09	$573,959

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, the aggregate market value of these securities amounted to $29,390,663 or 26.3% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at March 31, 2009.

(c)	Pay-In-Kind Payments (PIK).

(d)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(e)	Security is in default and is non-income producing.

(f)	Variable rate coupon, rate shown as of March 31, 2009.

(g)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of this security amounted to $539,070.

(h)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2009.

(i)	Non-income producing security.

(j)	Investment in affiliated money market mutual fund.

Glossary:
LP – Limited Partnership OJSC – Open Joint Stock Company REIT – Real Estate Investment Trust

See notes to financial statements.

26	• ACM MANAGED DOLLAR INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2009 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $136,593,303)	$109,042,255
Affiliated issuers (cost $792,848)	792,848
Interest and dividends receivable	3,012,321
Receivable for investment securities sold	50,691
Unrealized appreciation on credit default swap contracts	4,698
Other asset	45,667

Total assets	112,948,480

Liabilities
Reverse repurchase agreements	573,959
Merger expense payable	175,000
Unrealized depreciation on credit default swap contracts	158,794
Advisory fee payable	71,262
Administrative fee payable	39,041
Payable for investment securities purchased	37,608
Dividends payable	375
Accrued expenses and other liabilities	278,754

Total liabilities	1,334,793

Net Assets	$111,613,687

Composition of Net Assets
Common stock, at par	$184,956
Additional paid-in capital	214,140,071
Distributions in excess of net investment income	(369,127)
Accumulated net realized loss on investment transactions	(74,637,069)
Net unrealized depreciation on investments	(27,705,144)

$111,613,687

Net Asset Value Per Share—300 million shares of common stock authorized, $.01 par value (based on 18,495,567 shares outstanding)	$6.03

See notes to financial statements.

ACM MANAGED DOLLAR INCOME FUND •	27

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2009 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $3,547)	$5,691,330
Dividends
Affiliated issuers	27,829
Unaffiliated issuers	12,847	$5,732,006

Expenses
Advisory fee (see Note B)	407,359
Merger expense	175,000
Custodian	70,823
Administrative	57,822
Audit	44,010
Printing	28,273
Directors’ fees	27,962
Legal	10,482
Registration fees	10,419
Transfer agency	10,228
Miscellaneous	5,479

Total expenses before interest expense	847,857
Interest expense	63,929

Total expenses		911,786

Net investment income		4,820,220

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(10,323,763)
Swap contracts		78,992
Net change in unrealized appreciation/depreciation of:
Investments		(7,140,230)
Swap contracts		(125,087)

Net loss on investment transactions		(17,510,088)

Net Decrease in Net Assets from Operations		$(12,689,868)

See notes to financial statements.

28	• ACM MANAGED DOLLAR INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2009 (unaudited)		Year Ended September 30, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,820,220		$10,597,424
Net realized gain (loss) on investment transactions	(10,244,771)		1,195,961
Net change in unrealized appreciation/depreciation of investments	(7,265,317)		(25,187,481)
Contributions from Adviser (see Note B)	– 0	–	39,460

Net decrease in net assets from operations	(12,689,868)		(13,354,636)
Dividends to Shareholders from
Net investment income	(5,160,263)		(10,727,863)
Common Stock Transactions
Tender offer (resulting in the redemption of 0 and 973,450 shares of common stock, respectively)	– 0	–	(7,651,317)
Tender offer costs	14,709		(133,969)

Total decrease	(17,835,422)		(31,867,785)
Net Assets
Beginning of period	129,449,109		161,316,894

End of period (including distributions in excess of net investment income of ($369,127) and ($29,084), respectively)	$111,613,687		$129,449,109

See notes to financial statements.

ACM MANAGED DOLLAR INCOME FUND •	29

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2009 (unaudited)

NOTE A

Significant Accounting Policies

ACM Managed Dollar Income Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on August 10, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish

30	• ACM MANAGED DOLLAR INCOME FUND

Notes to Financial Statements

procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective October 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ACM MANAGED DOLLAR INCOME FUND •	31

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2009:

Level	Investments in Securities	Other Financial Instruments*
Level 1	$792,848	$	– 0	–
Level 2	73,834,065		– 0	–
Level 3	35,208,190		(154,096)

Total	$109,835,103		$(154,096)

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments
Balance as of 9/30/08	$11,053,011	$(29,009)
Accrued discounts/premiums	(3,650)	– 0	–
Realized gain (loss)	(5,662,302)	– 0	–
Change in unrealized appreciation/depreciation	1,796,309	(125,087)
Net purchases (sales)	214,179	– 0	–
Net transfers in and/or out of Level 3	27,810,643	– 0	–

Balance as of 3/31/09	$35,208,190	$(154,096)

Net change in unrealized appreciation/depreciation from investments held as of 3/31/09	$(3,177,832)*	$(114,691)	*

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on

32	• ACM MANAGED DOLLAR INCOME FUND

Notes to Financial Statements

foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the

ACM MANAGED DOLLAR INCOME FUND •	33

Notes to Financial Statements

repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an investment advisory fee at an annual rate of .75 of 1% of the average weekly adjusted net assets of the Fund. Such fee is accrued daily and paid monthly.

During the year ended September 30, 2008, and in response to the Independent Directors’ request, the Adviser made a payment of $39,460 to the Fund in connection with an error made by the Adviser in processing a claim for class action settlement proceeds on behalf of the Fund.

Under the terms of the Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended March 31, 2009, the Fund reimbursed $180 to ABIS.

Pursuant to the investment advisory agreement, the Fund paid $57,822 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended March 31, 2009.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended March 31, 2009 is as follows:

Market Value September 30, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value March 31, 2009 (000)
$ 2,852	$15,923	$17,982	$28	$793

34	• ACM MANAGED DOLLAR INCOME FUND

Notes to Financial Statements

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2009 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$6,475,212		$10,625,943
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap contracts) are as follows:

Gross unrealized appreciation	$3,245,593
Gross unrealized depreciation	(30,796,641)

Net unrealized depreciation	$(27,551,048)

1. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has

ACM MANAGED DOLLAR INCOME FUND •	35

Notes to Financial Statements

realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the six months ended March 31, 2009, the Fund had no transactions in written options.

2. Swap Agreements

The Fund may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default or bankruptcy/insolvency.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps on the statement of operations, in addition to realized gain/loss recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts.

Credit Default Swaps:

During the six months ended March 31, 2009, the Fund adopted FASB Staff Position FAS No. 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”). The Position amends FASB Statement No. 133 (“FAS 133”), “Accounting for Derivative Instruments and Hedging Activities”, and FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees”. Consequently, the Fund has

36	• ACM MANAGED DOLLAR INCOME FUND

Notes to Financial Statements

amended its portfolio of investments and notes to financial statements disclosures in accordance with the Position.

The Fund may enter into credit default swaps. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads and, with respect to buy contracts, increasing market values, in absolute terms when compared to the notional amount of the swap, typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

ACM MANAGED DOLLAR INCOME FUND •	37

Notes to Financial Statements

At March 31, 2009, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $3,220,000, with net unrealized depreciation of $154,096, and terms of less than 1 year to 2 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty. As of March 31, 2009, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

3. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended March 31, 2009, the average amount of reverse repurchase agreements outstanding was $2,857,947 and the daily weighted average interest rate was 2.21%.

NOTE D

Common Stock

During the six months ended March 31, 2009 and the year ended September 30, 2008, the Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan.

On July 1, 2008, the Fund purchased 973,450 shares of its outstanding common stock for $7.86 per share, pursuant to a tender offer. The purpose of the

38	• ACM MANAGED DOLLAR INCOME FUND

Notes to Financial Statements

tender offer was to fulfill an undertaking made in connection with the initial public offering price of the Fund’s shares. The Fund incurred costs of $137,500, which were charged to additional paid in capital. At March 31, 2009, 18,495,567 shares of common stock were outstanding.

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economics of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s invest-

ACM MANAGED DOLLAR INCOME FUND •	39

Notes to Financial Statements

ments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Leverage Risk—The Fund may utilize leverage through borrowings or the investment techniques of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls are speculative techniques and the proceeds from these transactions may be used, similar to borrowings by the Fund, for investment purposes. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage.

The effect of leverage can produce higher shareholder returns than if the Fund were not leveraged, and the use of leverage techniques can add to the net asset value (NAV) of the Common Stock. However, the risks of such techniques are potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in the currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so, thereby reducing its NAV.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE F

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the “Lending Agent”). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities

40	• ACM MANAGED DOLLAR INCOME FUND

Notes to Financial Statements

to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Fund can at will terminate a loan and regain the right to vote upon receipt of the security. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower’s failure to return a loaned security when due. During the six months ended March 31, 2009, the Fund did not engage in securities lending.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2009 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2008 and September 30, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$10,727,863	$11,291,892
Total taxable distributions	10,727,863	11,291,892

Total distributions paid	$10,727,863	$11,291,892

As of September 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(64,372,679	)(a)
Unrealized appreciation/(depreciation)	(20,488,476	)(b)

Total accumulated earnings/(deficit)	$(84,861,155)

(a)

On September 30, 2008, the Fund had a net capital loss carryforward of $64,372,679 of which $10,899,598 expires in the year 2009, $33,249,705 expires in the year 2010 and $20,223,376 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforward of $864,243. In addition, the Fund had $23,770,938 of capital loss carryforward expire in the fiscal year ended September 30, 2008.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and the difference between book and tax treatment of swap income and dividends payable.

ACM MANAGED DOLLAR INCOME FUND •	41

Notes to Financial Statements

NOTE H

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser’s ability to perform advisory services relating to the Fund.

NOTE I

Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Fund’s financial statements.

42	• ACM MANAGED DOLLAR INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 7.00	$ 8.29	$ 8.22	$ 8.28	$ 7.87	$ 7.68

Income From Investment Operations
Net investment income(b)	.26	.55	.54	.58	.65	.76
Net realized and unrealized gain (loss) on investment transactions	(.95)	(1.28)	.09	(.05)	.43	.23
Contributions from Adviser	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.69)	(.73)	.63	.53	1.08	.99

Less: Dividends
Dividends from net investment income	(.28)	(.56)	(.56)	(.59)	(.67)	(.80)

Net asset value, end of period	$ 6.03	$ 7.00	$ 8.29	$ 8.22	$ 8.28	$ 7.87

Market value, end of period	$ 4.88	$ 5.22	$ 7.31	$ 7.37	$ 7.74	$ 7.87

Premium/(Discount), end of period	(19.07)%	(25.43)%	(11.82)%	(10.34)%	(6.52)%	0.00%
Total Return
Total investment return based on:(d)
Market value	(.74)%	(22.66)%	6.55%	3.07%	7.10%	6.91%
Net asset value	(8.54)%	(8.53	)%*	8.34%	7.46%	14.57%	13.45%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$111,614	$129,449	$161,317	$168,449	$178,560	$178,735
Ratio to average net assets of:
Expenses	1.68	%(f)	1.40%	1.56%	1.71%	1.49%	1.44%
Expenses, excluding interest expense(e)	1.56	%(f)	1.12%	1.13%	1.13%	1.13%	1.15%
Net investment income	8.87	%(f)	6.91%	6.42%	7.10%	8.06%	9.76%
Portfolio turnover rate	6%	26%	42%	55%	63%	95%

ACM MANAGED DOLLAR INCOME FUND •	43

Financial Highlights

(a)	As of October 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to October 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the fiscal year ended September 30, 2004, was to decrease net investment income per share by $.01 and increase net realized and unrealized gain (loss) on investment transactions per share by $.01 and decrease the ratio of net investment income to average net assets by 0.15%.

(b)	Based on average shares outstanding.

(c)	Amount is less than $0.005.

(d)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning of the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(e)	Excludes net interest expense of .12%, .28%, .43%, .58%, .36% and .29%, respectively, on borrowings.

(f)	Annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from the class action settlements, which enhanced the Fund’s performance for the year ended September 30, 2008 by 0.02%.

See notes to financial statements.

44	• ACM MANAGED DOLLAR INCOME FUND

Financial Highlights

ADDITIONAL INFORMATION (unaudited)

ACM Managed Dollar Income Fund

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment Plan (the “Plan”), pursuant to which distributions to shareholders will be paid in or reinvested in additional shares of the Fund. Computershare Trust Company, N.A. (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares a distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)	If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

The automatic reinvestment of distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

ACM MANAGED DOLLAR INCOME FUND •	45

Additional Information

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010.

46	• ACM MANAGED DOLLAR INCOME FUND

Additional Information

BOARD OF DIRECTORS

William H. Foulk, Jr.,(1) Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1)	Garry L. Moody(1) Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon(2), Vice President	Gershon M. Distenfeld(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Administrator

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Dividend Paying Agent, Transfer

Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment and Global Credit Investment Teams. While all members of the team work jointly to determine the majority of the investment strategy including security selection for the Fund, Messrs. Paul J. DeNoon and Gershon M. Distenfeld, members of the Global Fixed Income Investment and Global Credit Investment teams, respectively, are primarily responsible for the day-to-day management of the Fund’s portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices, from time to time, shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Managed Dollar Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications – As required, on April 30, 2009, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the period.

ACM MANAGED DOLLAR INCOME FUND •	47

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory and Administration Agreements

The disinterested directors (the “directors”) of ACM Managed Dollar Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser and the continuance of the Fund’s Administration Agreement with the Adviser (in such capacity, the “Administrator”) at a meeting held on November 4-6, 2008.

Prior to approval of the continuance of the Advisory Agreement and the Administration Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement and Administration Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also discussed the proposed continuances in private sessions with counsel and the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer).

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee and (ii) between the Fund and the Administrator, as provided in the Administration Agreement, including the administration fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the

48	• ACM MANAGED DOLLAR INCOME FUND

Administration Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund and the resources the Administrator has devoted to providing services to the Fund. They noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2006 and 2007 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiary which provides shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees payable under the Advisory and Administration Agreements, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis) and shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

ACM MANAGED DOLLAR INCOME FUND •	49

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2008 meeting, the directors reviewed information prepared by the Adviser showing the performance of the Fund as compared with the JP Morgan Emerging Markets Bond Index Plus (the “Index”) for the 1-, 3-, 5- and 10-year periods ended July 31 2008. Lipper did not provide performance information because there were no other funds in the Fund’s Lipper category. The directors noted that the Fund underperformed the Index by varying percentages in all periods reviewed. Based on their review, and taking into account the limited comparative performance information available, the directors concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the latest fiscal year actual management fee rate paid by the Fund (combined advisory fee paid to the Adviser and administration fee paid to the Administrator) and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund. They compared the combined advisory and administration fees paid by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General in December 2003, the Adviser agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser and that such open-end funds had benefited from such fee reductions since 2004.

The Adviser informed the directors that there are no institutional products managed by it that have an investment style substantially similar to that of the Fund. The directors reviewed relevant fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Fund but which involve investments in securities of the same type that the Fund invests in (i.e., fixed income taxable securities). The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In light of this information, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an

50	• ACM MANAGED DOLLAR INCOME FUND

Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective. The directors noted that because of the small number of funds in the Fund’s Lipper category, at the request of the Adviser and the Fund’s Senior Officer, Lipper had expanded the Expense Group and Expense universe of the Fund to include closed-end funds that are allowed to utilize leverage but do not do so. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund’s latest fiscal year actual management fee rate of 84.6 basis points (combined advisory fee paid to the Adviser plus administration fee paid to the Administrator) was higher than the Expense Group median and the same as the Expense Universe median. The directors noted that the total management fee rate would have been lower if expressed as a percentage of the Fund’s average weekly total assets (i.e., net assets plus assets supported by leverage). The directors also noted that the Fund’s total expense ratio was higher than the Expense Group and Expense Universe medians, but that this was attributable primarily to the Fund’s interest expense which in turn reflected the Fund’s use of leverage. The directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors considered that the Fund is a closed-end Fund and that it was not expected to have meaningful asset growth as a result (absent a rights offering or an acquisition). In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The directors noted that if the Fund’s net assets were to increase materially as a result of, e.g., an acquisition or rights offering, they would review whether potential economies of scale would be realized by the Adviser.

ACM MANAGED DOLLAR INCOME FUND •	51

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The Fund distributes its daily net asset value to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg.

The Fund’s NYSE trading symbol is “ADF.” Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and other newspapers in a table called “Closed-End Bond Funds.”

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund Shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.

52	• ACM MANAGED DOLLAR INCOME FUND

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National National II* Arizona California Florida Massachusetts Michigan	Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund. Prior to December 1, 2008, National II was named Insured National.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ACM MANAGED DOLLAR INCOME FUND •	53

AllianceBernstein Family of Funds

NOTES

54	• ACM MANAGED DOLLAR INCOME FUND

NOTES

ACM MANAGED DOLLAR INCOME FUND •	55

Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, “AllianceBernstein” or “we”) understand the importance of maintaining the confidentiality of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client’s name, address, phone number, social security number, assets, income, and other household information, (2) clients’ transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein’s privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

ACM MANAGED DOLLAR INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

ACMV-0152-0309

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ACM Managed Dollar Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 29, 2009

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 29, 2009

5